EXHIBIT 99.3

First NLC Trust 2005-2

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-2	1,293 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	3	942,000.00	0.44	5.416	730	81.10
5.501 - 6.000	36	7,961,820.00	3.70	5.880	643	76.88
6.001 - 6.500	129	24,926,708.19	11.58	6.349	637	76.80
6.501 - 7.000	238	45,533,582.33	21.15	6.850	627	80.58
7.001 - 7.500	240	42,753,336.92	19.86	7.318	621	79.57
7.501 - 8.000	288	45,474,076.68	21.12	7.783	593	80.60
8.001 - 8.500	126	19,289,514.86	8.96	8.298	582	82.30
8.501 - 9.000	147	19,950,595.63	9.27	8.772	563	82.84
9.001 - 9.500	48	5,035,195.76	2.34	9.268	557	82.48
9.501 - 10.000	29	2,626,309.22	1.22	9.748	553	84.68
10.001 - 10.500	8	764,250.00	0.35	10.219	533	82.09
10.501 - 11.000	1	50,400.00	0.02	10.875	569	80.00

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	13	621,561.35	0.29	8.969	562	78.57
50,000.01 - 100,000.00	340	27,229,109.83	12.65	7.979	595	79.59
100,000.01 - 150,000.00	337	41,711,088.07	19.37	7.643	604	80.96
150,000.01 - 200,000.00	222	38,696,279.89	17.97	7.531	608	80.01
200,000.01 - 250,000.00	183	40,914,542.18	19.00	7.224	609	78.45
250,000.01 - 300,000.00	75	20,606,856.52	9.57	7.272	616	81.53
300,000.01 - 350,000.00	72	23,083,545.08	10.72	7.104	606	80.09
350,000.01 - 400,000.00	22	8,222,081.67	3.82	7.316	598	82.75
400,000.01 - 450,000.00	11	4,701,725.00	2.18	7.276	617	82.51
450,000.01 - 500,000.00	7	3,353,300.00	1.56	6.956	691	81.30
500,000.01 - 550,000.00	6	3,066,200.00	1.42	7.557	589	83.99
550,000.01 - 600,000.00	3	1,739,000.00	0.81	7.661	697	83.26
600,000.01 - 650,000.00	1	642,500.00	0.30	5.875	696	80.31
700,000.01 - 750,000.00	1	720,000.00	0.33	5.750	643	84.71

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 3/27	612	97,611,804.24	45.34	7.652	601	80.01
ARM 2/28	466	86,925,092.72	40.37	7.244	609	81.45
30 Year Fixed	187	27,890,727.67	12.95	7.393	629	77.95
15 Year Fixed	17	1,432,054.96	0.67	7.533	617	73.12
20 Year Fixed	10	1,286,710.00	0.60	7.622	624	78.83
Fixed 10yr	1	161,400.00	0.07	6.875	654	84.06

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	1,293 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

109 - 120	1	161,400.00	0.07	6.875	654	84.06
169 - 180	17	1,432,054.96	0.67	7.533	617	73.12
229 - 240	10	1,286,710.00	0.60	7.622	624	78.83
349 - 360	1,265	212,427,624.63	98.66	7.451	608	80.33

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,221	204,777,451.76	95.11	7.435	609	80.17
1	68	10,130,070.43	4.70	7.795	584	82.29
2	3	256,677.88	0.12	7.486	563	81.72
4	1	143,589.52	0.07	7.750	684	80.00

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,293	215,307,789.59	100.00	7.452	608	80.28

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	3	433,750.00	0.20	7.383	585	23.25
30.01 - 35.00	4	556,500.00	0.26	7.810	550	32.36
35.01 - 40.00	6	477,834.00	0.22	7.035	618	38.12
40.01 - 45.00	4	754,500.00	0.35	7.155	602	42.90
45.01 - 50.00	11	2,252,000.00	1.05	6.920	569	47.48
50.01 - 55.00	22	3,163,773.44	1.47	7.235	580	53.22
55.01 - 60.00	31	4,629,590.00	2.15	7.209	586	57.40
60.01 - 65.00	36	6,131,378.89	2.85	7.332	563	63.20
65.01 - 70.00	80	13,551,039.96	6.29	7.224	582	68.37
70.01 - 75.00	99	17,444,775.53	8.10	7.511	582	73.95
75.01 - 80.00	473	78,327,427.94	36.38	7.333	625	79.73
80.01 - 85.00	187	31,036,682.54	14.42	7.629	589	84.24
85.01 - 90.00	236	38,829,975.13	18.03	7.644	614	89.74
90.01 - 95.00	48	9,475,885.00	4.40	7.548	631	94.43
95.01 - 100.00	53	8,242,677.16	3.83	7.651	637	99.61

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	1,293 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

461 - 480	1	50,000.00	0.02	9.940	471	76.92
481 - 500	5	481,800.00	0.22	7.652	500	70.02
501 - 520	73	11,363,222.94	5.28	8.052	511	73.90
521 - 540	124	19,136,807.85	8.89	8.086	531	75.19
541 - 560	150	24,151,124.11	11.22	7.944	551	78.46
561 - 580	134	20,746,210.11	9.64	7.650	571	80.30
581 - 600	135	23,762,657.48	11.04	7.559	590	81.64
601 - 620	155	23,598,576.33	10.96	7.351	610	82.17
621 - 640	162	27,253,966.21	12.66	7.217	630	80.19
641 - 660	138	23,309,768.46	10.83	7.123	649	81.96
661 - 680	86	16,351,196.00	7.59	7.019	670	82.35
681 - 700	60	11,602,516.77	5.39	6.946	690	83.77
701 - 720	36	6,270,850.00	2.91	6.869	711	81.94
721 - 740	16	3,952,993.33	1.84	7.042	729	81.86
741 - 760	13	2,149,100.00	1.00	6.803	748	83.67
761 - 780	1	453,000.00	0.21	5.500	779	89.70
781 - 800	4	674,000.00	0.31	6.436	794	81.90

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

Min: 471
Max: 798
Weighted Average: 608

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	918	150,257,113.12	69.79	7.481	594	79.34
Purchase	345	60,891,597.58	28.28	7.354	644	82.66
Rate/Term Refinance	30	4,159,078.89	1.93	7.863	583	79.10

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,093	176,306,055.13	81.89	7.438	603	80.44
Condo	68	11,107,188.86	5.16	7.600	615	79.61
3-4 Unit	41	11,087,350.00	5.15	7.536	665	80.21
Duplex	42	8,486,150.00	3.94	7.403	625	76.90
Townhouse	48	8,223,045.60	3.82	7.507	607	80.99
PUD	1	98,000.00	0.05	7.500	674	100.00

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	896	137,957,244.26	64.07	7.485	594	81.08
Stated	394	76,559,665.08	35.56	7.386	633	78.85
NINA	3	790,880.25	0.37	8.278	636	77.08

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	1,293 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,225	206,445,522.25	95.88	7.449	606	80.37
Non-Owner Occupied	68	8,862,267.34	4.12	7.535	643	78.13

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	519	92,336,490.77	42.89	7.069	664	81.78
B	506	82,178,831.95	38.17	7.582	585	81.09
C	268	40,792,466.87	18.95	8.058	529	75.22

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	202	49,722,465.74	23.09	7.064	597	75.79
Florida	252	43,167,042.39	20.05	7.431	623	80.14
Illinois	180	30,717,823.25	14.27	7.326	617	82.32
Maryland	52	10,453,018.46	4.85	7.554	597	80.74
Michigan	63	7,545,278.87	3.50	8.143	595	83.26
Wisconsin	55	6,360,347.74	2.95	7.674	602	81.00
Virginia	31	6,128,450.00	2.85	7.409	618	80.58
North Carolina	51	5,710,250.25	2.65	7.714	605	83.97
Pennsylvania	48	5,470,948.55	2.54	7.649	614	85.06
Massachusetts	20	4,684,333.91	2.18	7.452	626	77.58
Washington	28	4,434,475.00	2.06	7.412	584	79.15
Arizona	29	3,917,697.95	1.82	7.568	588	82.02
Rhode Island	16	3,681,750.00	1.71	7.392	645	81.56
Tennessee	28	3,566,800.00	1.66	7.727	606	84.74
Louisiana	33	3,251,844.14	1.51	8.170	595	85.35
Georgia	20	3,113,317.42	1.45	7.487	601	81.02
Indiana	30	3,044,925.00	1.41	8.188	601	86.10
Texas	32	2,973,884.97	1.38	8.073	624	78.64
Ohio	23	2,845,425.00	1.32	8.146	605	86.59
New Jersey	12	2,418,607.11	1.12	7.909	571	75.96
Minnesota	10	1,927,520.98	0.90	7.621	612	86.14
Nevada	11	1,925,360.00	0.89	6.657	601	78.25
Connecticut	11	1,746,450.00	0.81	8.098	600	80.64
Missouri	9	987,650.00	0.46	8.636	567	82.37
Kentucky	9	967,176.08	0.45	8.075	604	87.75
Colorado	6	944,850.00	0.44	8.102	615	87.52
Idaho	7	838,750.00	0.39	8.097	579	89.40
Iowa	11	809,996.78	0.38	7.916	591	80.48
Utah	3	476,500.00	0.22	6.829	587	73.32
Oregon	3	457,800.00	0.21	8.393	593	85.54
New Hampshire	2	384,800.00	0.18	7.909	611	80.00
Oklahoma	1	223,200.00	0.10	6.990	612	90.00
New Mexico	1	144,000.00	0.07	6.500	623	80.00
Nebraska	2	129,150.00	0.06	7.829	642	90.01
South Dakota	1	68,400.00	0.03	8.000	627	90.00
Kansas	1	67,500.00	0.03	9.640	650	90.00

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	1,293 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV

0	341	53,102,766.05	24.66	7.626	610	80.76
1	58	12,003,479.99	5.58	7.254	626	82.19
2	363	68,668,196.59	31.89	7.225	604	80.48
3	531	81,533,346.96	37.87	7.560	607	79.50

Total:	1,293	215,307,789.59	100.00	7.452	608	80.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	136	23,318,619.97	12.64	7.178	622	81.81
5.001 - 5.500	11	2,869,650.00	1.56	5.597	663	76.72
5.501 - 6.000	51	9,553,401.67	5.18	6.079	630	77.38
6.001 - 6.500	111	22,525,823.86	12.21	6.547	624	78.63
6.501 - 7.000	179	36,165,080.36	19.60	7.039	620	80.51
7.001 - 7.500	186	32,941,290.37	17.85	7.555	603	79.66
7.501 - 8.000	158	25,198,953.96	13.66	8.011	583	81.61
8.001 - 8.500	116	17,066,576.38	9.25	8.553	571	82.59
8.501 - 9.000	79	9,872,202.98	5.35	8.944	559	83.09
9.001 - 9.500	39	3,774,000.41	2.05	9.456	563	85.86
9.501 - 10.000	12	1,251,297.00	0.68	9.896	542	84.31

Total:	1,078	184,536,896.96	100.00	7.460	605	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	1	328,000.00	0.18	8.375	533	77.18
12.001 - 12.500	3	942,000.00	0.51	5.416	730	81.10
12.501 - 13.000	34	7,086,820.00	3.84	5.876	639	76.67
13.001 - 13.500	103	20,116,458.19	10.90	6.349	635	78.01
13.501 - 14.000	188	38,345,539.55	20.78	6.850	623	81.27
14.001 - 14.500	202	37,474,886.64	20.31	7.310	619	79.56
14.501 - 15.000	244	39,001,153.92	21.13	7.783	587	80.79
15.001 - 15.500	102	15,958,615.78	8.65	8.292	579	83.02
15.501 - 16.000	130	18,061,895.63	9.79	8.774	563	83.08
16.001 - 16.500	42	4,546,380.25	2.46	9.275	554	82.52
16.501 - 17.000	23	2,194,897.00	1.19	9.761	552	84.63
17.001 - 17.500	6	480,250.00	0.26	10.173	542	83.33

Total:	1,078	184,536,896.96	100.00	7.460	605	80.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	1,293 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	3	942,000.00	0.51	5.416	730	81.10
5.501 - 6.000	34	7,086,820.00	3.84	5.876	639	76.67
6.001 - 6.500	103	20,116,458.19	10.90	6.349	635	78.01
6.501 - 7.000	188	38,345,539.55	20.78	6.850	623	81.27
7.001 - 7.500	202	37,474,886.64	20.31	7.310	619	79.56
7.501 - 8.000	245	39,083,653.92	21.18	7.783	587	80.75
8.001 - 8.500	102	16,204,115.78	8.78	8.296	578	83.01
8.501 - 9.000	130	18,061,895.63	9.79	8.774	563	83.08
9.001 - 9.500	42	4,546,380.25	2.46	9.275	554	82.52
9.501 - 10.000	23	2,194,897.00	1.19	9.761	552	84.63
10.001 - 10.500	6	480,250.00	0.26	10.173	542	83.33

Total:	1,078	184,536,896.96	100.00	7.460	605	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.000	1,078	184,536,896.96	100.00	7.460	605	80.69

Total:	1,078	184,536,896.96	100.00	7.460	605	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	14	1,467,350.44	0.80	7.553	586	82.33
1.500	1,064	183,069,546.52	99.20	7.459	605	80.68

Total:	1,078	184,536,896.96	100.00	7.460	605	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

22	1	49,913.66	0.03	6.750	535	76.92
23	21	3,953,441.30	2.14	7.251	592	88.01
24	414	78,176,792.76	42.36	7.214	610	81.12
25	30	4,744,945.00	2.57	7.746	605	81.53
34	2	206,764.22	0.11	7.664	569	82.87
35	28	3,893,331.02	2.11	8.339	550	77.51
36	527	85,153,249.00	46.14	7.615	602	79.99
37	54	8,048,210.00	4.36	7.701	615	81.17
49	1	310,250.00	0.17	7.940	611	85.00

Total:	1,078	184,536,896.96	100.00	7.460	605	80.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.